UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 15, 2005

_________________________________________________________________________________

EGPI FIRECREEK, INC.

_________________________________________________________________________________

(Exact name of registrant specified in charter)

Nevada	000-32507	88-0345961
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6564 Smoke Tree Lane

Scottsdale, AZ  85253

(Address of principal executive offices)  (Zip Code)

(480) 948-6581
(Registrant’s telephone number, including area code)

Energy Producers, Inc.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Note: This 8-K/A (Amendment No. 1) adds additional information via Item 7.01 and Item 8.01 to the Form 8-K current report Item 7.01 and Item 8.01 filed on February 22, 2005, and adds an additional Exhibit 99.2 to Item 9.01(c).

ITEM 7.01 REGULATION FD DISCLOSURE

ITEM 8.01 OTHER EVENTS

On February 15, 2005 the Registrant ("EGPI"), a Nevada Corporation, its wholly owned subsidiary Firecreek Petroleum, Inc., a Delaware Corporation ("Firecreek"), and The Sahara Group, Inc., a Delaware USA Corporation ("The Sahara Group" or “Company” therein (see Confirmation Agreement attached on Exhibit 99.2 of Item 9.01 (c) hereto)), ("Parties" and each a "Party") entered into a confirmation (Protocol) Agreement outlining certain matters relating to the General Agreement On Strategic Partnership and Joint Activity ("General Agreement") signed 7 December 2004 principally by The Sahara Group, and International Integration Oil & Gas Construction Syndicate (also known as "Minneftegazstroi") of Russia, which further includes Addition (1) to that General Agreement, signed 13 December 2004.

The Confirmation Agreement or Protocol establishes the manner and methods that the parties will accomplish and establish for preparation for oil and gas projects under the General Agreement with Minneftegazstroi such technical items including but not limited to oil and gas field project evaluations, reserve and economics reports, work programs, budgets, disbursements, effective controls, project operation agreements, working interests, pledges, rights, project funding, technical and operating committees, financial tracking and oversight, fees and taxes, and other as related to the Registrant’s proposed oil and gas operations to become established in Russia.

It is anticipated that the General Agreement on Strategic Partnership and Joint Activity referenced will become material relevant to the Registrant and may incur to a greater or lesser extent direct obligations at the time of (i) execution of the first operating agreement by all parties, (ii) obtaining a DeGoyler and MacNaughten reserve report acceptable for project funding to the investor, (iii) approval by Minneftegazstroi, InterOilGas and EGPI/Registrant of the work program and budget under the operating agreement, (iv) validation of assignment of working interests and legal rights, and (v) receipt of first project funding. The Registrant shall furnish additional information and reports related to this progress as and when required, estimated to be within the next sixty days.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(c) Confirmation Agreement (Protocol) furnished as Exhibit 99.2 hereto.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this amended Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

EGPI FIRECREEK, INC.

(formerly Energy Producers, Inc.)

By:   /s/  Dennis R. Alexander

Dennis R. Alexander

Chairman and CFO

Date:  March 1, 2005

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